Exhibit 99.2

Supplemental Information

March 31, 2006

Contact:	6110 Executive Boulevard
Sara Grootwassink	Suite 800
Chief Financial Officer	Rockville, MD 20852
Direct Dial: (301) 255-0820	(301) 984-9400
E-mail: sgrootwassink@writ.com	(301) 984-9610 fax

Washington Real Estate Investment Trust

Supplemental Information

Table of Contents

March 31, 2006

Washington Real Estate Investment Trust

About the Trust

Mission Statement

Washington Real Estate Investment Trust, founded in 1960 and headquartered in Rockville, Maryland, invests in a diversified range of income-producing property types. Our purpose is to acquire, develop and manage real estate investments in markets we know well and protect our assets from single property-type value fluctuations through diversified holdings. Our goal is to continue to safely increase earnings and shareholder value.

Company Background

We are a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. We own a diversified portfolio of 72 properties consisting of 12 retail centers, 21 office properties, 9 medical office properties, 21 industrial/flex properties and 9 multifamily properties. We also own land for development.

Our dividends have increased every year for 35 consecutive years and our Funds From Operations (“FFO”) per share has increased every year for 33 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2005 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Washington Real Estate Investment Trust

Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

Three Months Ended
OPERATING RESULTS	03/31/06	12/31/05	09/30/05	06/30/05	03/31/05
Real estate rental revenue	$50,925	$49,258	$48,939	$46,567	$45,281
Real estate expenses	(15,517)	(15,041)	(14,929)	(13,957)	(14,189)

35,408	34,217	34,010	32,610	31,092
Real estate depreciation and amortization	(11,968)	(11,694)	(11,988)	(12,942)	(10,537)

Income from real estate	23,440	22,523	22,022	19,668	20,555

Other income	170	263	335	207	113
Other income from property settlement	—	—	—	504	—
Interest expense	(10,322)	(10,074)	(9,798)	(9,283)	(8,588)
General and administrative	(2,656)	(1,644)	(2,036)	(2,093)	(2,231)

Income from continuing operations	10,632	11,068	10,523	9,003	9,849

Discontinued operations:
Income (loss) from operations of properties sold or held for sale	—	—	(100)	(11)	295
Gain on sale of real estate investment	—	—	3,038	1,883	32,090

Income (loss) from discontinued operations	—	—	2,938	1,872	32,384

Net Income	$10,632	$11,068	$13,461	$10,875	$42,234

Per Share Data
Net Income	$0.25	$0.26	$0.32	$0.26	$1.01

Fully diluted weighted average shares outstanding	42,197	42,131	42,147	42,059	42,015

Percentage of Revenues:
Real estate expenses	30.5%	30.5%	30.5%	30.0%	31.3%
General and administrative	5.2%	3.3%	4.2%	4.5%	4.9%

Ratios:
EBITDA / Interest expense	3.2	x	3.2	x	3.3	x	3.3	x	3.4	x

Income from continuing operations/Total real estate revenue	20.9%	22.5%	21.5%	19.3%	21.8%
Net income/Total real estate revenue	20.9%	22.5%	27.5%	23.4%	93.3%

Washington Real Estate Investment Trust

Consolidated Balance Sheets

(In thousands)

(unaudited)

	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
Assets
Land	$233,265	$226,217	$226,217	$218,732	$217,590
Income producing property	1,047,939	1,024,702	1,014,464	949,623	936,188

	1,281,204	1,250,919	1,240,681	1,168,355	1,153,778
Accumulated depreciation and amortization	(251,284)	(240,153)	(229,490)	(219,175)	(209,442)

Net income producing property	1,029,920	1,010,766	1,011,191	949,180	944,336
Development in progress	69,820	58,241	23,222	17,427	15,313

Total investment in real estate, net	1,099,740	1,069,007	1,034,413	966,607	959,649
Investment in real estate sold or held for sale, net	—	—	—	2,790	2,813
Cash and cash equivalents	2,981	4,938	5,255	16,455	3,607
Restricted cash	2,401	1,764	7,535	6,558	14,476
Rents and other receivables, net of allowance for doubtful accounts	26,955	25,258	24,077	22,515	21,365
Prepaid expenses and other assets	42,762	40,318	41,061	34,085	34,883
Other assets related to properties sold or held for sale	—	—	—	38	38

Total Assets	$1,174,839	$1,141,285	$1,112,341	$1,049,048	$1,036,831

Liabilities and Shareholders’ Equity
Accounts payable and other liabilities	$37,134	$32,728	$28,439	$30,140	$23,285
Advance rents	5,532	5,572	5,522	5,179	5,551
Tenant security deposits	7,575	7,393	7,220	6,305	5,990
Other liabilities related to properties sold or held for sale	—	—	—	—	—
Mortgage notes payable	168,965	169,617	170,393	196,960	197,775
Lines of credit/short-term note payable	59,000	24,000	93,500	—	90,500
Notes payable	520,000	520,000	420,000	420,000	320,000

Total Liabilities	798,206	759,310	725,074	658,584	643,101

Minority interest	1,687	1,670	1,656	1,646	1,642

Shareholders’ Equity
Shares of beneficial interest, $0.01 par value;
100,000 shares authorized	$422	$421	$421	$421	$420
Additional paid-in capital	406,098	405,112	404,551	404,275	401,464
Distributions in excess of net income	(31,574)	(25,228)	(19,361)	(15,878)	(9,796)
Less: Deferred Compensation on restricted shares	—	—	—	—	—

Total Shareholders’ Equity	374,946	380,305	385,611	388,818	392,088

Total Liabilities and Shareholders’ Equity	$1,174,839	$1,141,285	$1,112,341	$1,049,048	$1,036,831

Total Debt / Total Market Capitalization	0.35:.1	0.36:1	0.34:1	0.32:1	0.34:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Washington Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

(unaudited)

	Three Months Ended
	03/31/06	12/31/05	09/30/05	06/30/05	03/31/05
Funds From Operations(1)
Net Income	$10,632	$11,068	$13,461	$10,875	$42,234
Real estate depreciation and amortization	11,968	11,694	11,988	12,942	10,537
Discontinued operations:
Gain on property disposed	—	—	(3,038)	(1,883)	(32,089)
Other income from property settlement	—	—	—	(504)	—
Real estate depreciation and amortization	—	—	18	25	28

Funds From Operations (FFO)	22,600	22,762	22,429	21,455	20,710

FFO per share - basic	$0.54	$0.54	$0.53	$0.51	$0.49
FFO per share - fully diluted	$0.54	$0.54	$0.53	$0.51	$0.49

Funds Available for Distribution(2)
Tenant Improvements	(2,695)	(3,520)	(1,544)	(2,063)	(1,805)
External and Internal Leasing Commissions Capitalized	(960)	(1,004)	(1,111)	(1,094)	(1,063)
Recurring Capital Improvements	(2,295)	(2,445)	(2,129)	(2,360)	(2,192)
Straight-Line Rent, Net	(804)	(730)	(982)	(661)	(361)
Non-real estate depreciation and amortization	495	479	431	428	407
Amortization of lease intangibles-FAS 141	5	(17)	(17)	(33)	50
Amortization of restricted share compensation	340	299	368	467	—
Other	—	7	—	301	—

Funds Available for Distribution (FAD)	$15,700	$15,831	$17,445	$16,440	$15,746

Total Dividends Paid	$16,686	$16,963	$16,955	$16,956	$16,486

Average shares - basic	42,052	42,013	42,005	41,932	41,866
Average shares - fully diluted	42,197	42,131	42,147	42,059	42,015

(1)	Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.
(2)	Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, (3) cash rent abatements, then adding (4) non-real estate depreciation and amortization and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Washington Real Estate Investment Trust

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

(unaudited)

	Three Months Ended
	03/31/06	12/31/05	09/30/05	06/30/05	03/31/05
EBITDA(1)
Net income	$10,632	$11,068	$13,461	$10,875	$42,234
Add:
Interest expense	10,322	10,074	9,798	9,283	8,588
Real estate depreciation and amortization	11,968	11,694	12,006	12,967	10,565
Non-real estate depreciation	73	71	75	80	84
Less:
Gain on sale of real estate	—	—	(3,038)	(1,883)	(32,090)
Other income	(170)	(263)	(335)	(207)	(113)
Other income from property settlement	—	—	—	(504)	—

EBITDA	$32,825	$32,644	$31,967	$30,611	$29,268

(1)	EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure.

Washington Real Estate Investment Trust

Long-Term Debt Analysis

(In thousands, except per share amounts)

	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005
Balances Outstanding
Secured
Conventional fixed rate	$168,965	$169,617	$170,393	$196,960	$197,775

Secured total	168,965	169,617	170,393	196,960	197,775

Unsecured
Fixed rate bonds and notes	520,000	520,000	420,000	420,000	320,000
Credit facility	59,000	24,000	93,500	—	90,500

Unsecured total	579,000	544,000	513,500	420,000	410,500

Total	$747,965	$713,617	$683,893	$616,960	$608,275

Average Interest Rates

Secured
Conventional fixed rate	5.9%	5.9%	5.9%	6.2%	6.2%

Secured total	5.9%	5.9%	5.9%	6.2%	6.2%

Unsecured
Fixed rate bonds	5.9%	5.9%	6.0%	6.0%	6.2%
Credit facilities	5.3%	5.0%	4.5%	0.0%	3.4%

Unsecured total	5.8%	5.8%	5.7%	6.0%	5.6%

Average	5.9%	5.9%	5.8%	6.0%	5.8%

Maturity Schedule

	Future Maturities of Debt				Average Interest Rate
Year	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt
2006	$8,025	$50,000	—	$58,025	7.3%
2007	9,991	—	—	9,991	6.5%
2008	2,233	60,000	59,000	121,233	6.0%
2009	52,338	—	—	52,338	7.1%
2010	2,438	—	—	2,438	5.2%
2011	11,595	—	—	11,595	5.3%
2012	19,252	50,000	—	69,252	5.0%
2013	63,093	60,000	—	123,093	5.3%
2014	—	100,000	—	100,000	5.3%
Thereafter	—	200,000	—	200,000	5.9%

Total maturities	$168,965	$520,000	$59,000	$747,965	5.9%

Weighted average maturity = 6.9 years

Washington Real Estate Investment Trust

Capital Analysis

(In thousands, except per share amounts)

	March 31, 2006		December 31, 2005		September 30, 2005		June 30, 2005		March 31, 2005
Market Data
Shares Outstanding	42,183		42,139		42,125		42,123		42,004
Market Price per Share	$33.09		$30.35		$31.11		$31.20		$28.75
Equity Market Capitalization	$1,395,829		$1,278,919		$1,310,509		$1,314,238		$1,207,615
Total Debt	$747,965		$713,617		$683,893		$616,960		$608,275
Total Market Capitalization	$2,143,794		$1,992,536		$1,994,402		$1,931,198		$1,815,890
Total Debt to Market Capitalization	0.35:1		0.36:1		0.34:1		0.32:1		0.34:1

Earnings to Fixed Charges(1)	1.9	x	2.0	x	2.0	x	1.9	x	2.1	x
Debt Service Coverage Ratio(2)	3.0	x	3.0	x	3.0	x	3.0	x	3.2	x

Dividend Data

Total Dividends Paid	$16,979		$16,963		$16,955		$16,956		$16,486
Common Dividend per Share	$0.4025		$0.4025		$0.4025		$0.4025		$0.3925
Payout Ratio (FFO per share basis)	74.5%		74.5%		75.6%		78.9%		79.6%

(1)	The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.
(2)	Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

Q1 2006 vs. Q1 2005

Cash Basis

Sector	NOI Growth	Rental Rate Growth
Multifamily	3.5%	6.3%
Office Buildings	8.7%	1.9%
Medical Office Buildings	3.3%	2.9%
Retail Centers	12.7%	6.6%
Industrial / Flex Properties	-1.9%	4.1%

Overall Core Portfolio	6.0%	3.8%

GAAP Basis

Sector	NOI Growth	Rental Rate Growth
Multifamily	3.6%	6.3%
Office Buildings	7.4%	1.6%
Medical Office Buildings	-0.5%	0.5%
Retail Centers	13.4%	7.3%
Industrial / Flex Properties	0.4%	3.4%

Overall Core Portfolio	5.7%	3.4%

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Summary

(In Thousands)

	Three Months Ended March 31,
	2006	2005	% Change
Cash Basis:
Multifamily	$4,494	$4,341	3.5%
Office Buildings	12,715	11,696	8.7%
Medical Office Buildings	3,249	3,145	3.3%
Retail Centers	5,953	5,282	12.7%
Industrial/Flex	5,792	5,905	-1.9%

	$32,203	$30,369	6.0%

GAAP Basis:
Multifamily	$4,496	$4,339	3.6%
Office Buildings	13,042	12,147	7.4%
Medical Office Buildings	3,324	3,340	-0.5%
Retail Centers	6,079	5,361	13.4%
Industrial/Flex	5,832	5,807	0.4%

	$32,773	$30,994	5.7%

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Detail

(In Thousands)

	Three Months Ended March 31, 2006
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$7,846	$19,695	$4,533	$7,754	$7,671	$—	$47,499
Non-core- acquired [1]	—	546	—	1,165	1,714	—	3,425

Total	7,846	20,241	4,533	8,919	9,385	—	50,924
Real estate expenses
Core Portfolio	3,350	6,653	1,209	1,675	1,839	—	14,726
Non-core- acquired [1]	—	139	—	187	464	—	790

Total	3,350	6,792	1,209	1,862	2,303	—	15,516
Net Operating Income (NOI)
Core Portfolio	4,496	13,042	3,324	6,079	5,832	—	32,773
Non-core- acquired [1]	—	407	—	978	1,250	—	2,635

Total	$4,496	$13,449	$3,324	$7,057	$7,082	$—	$35,408

Core Portfolio NOI GAAP Basis (from above)	$4,496	$13,042	$3,324	$6,079	$5,832	$—	$32,773
Straight-line revenue, net for core properties	(2)	(301)	(102)	(152)	(105)	—	(662)
Amortization of lease intangibles for core properties	—	(26)	27	26	65	—	92

Core portfolio NOI, Cash Basis	$4,494	$12,715	$3,249	$5,953	$5,792	$—	$32,203

Reconciliation of NOI to Net Income
Total NOI	$4,496	$13,449	$3,324	$7,057	$7,082	$—	$35,408
Other revenue	—	4	—	—	—	166	170
Other income from property settlement	—	—	—	—	—	—	—
Interest expense	(913)	—	(789)	—	(840)	(7,780)	(10,322)
Depreciation and amortization	(1,534)	(5,488)	(1,248)	(928)	(2,691)	(79)	(11,968)
General and administrative	—	(6)	—	—	—	(2,650)	(2,656)
Discontinued Operations [2]	—	—	—	—	—	—	—

Net Income	$2,049	$7,959	$1,287	$6,129	$3,551	$(10,343)	$10,632

	Three Months Ended March 31, 2005
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$7,459	$18,686	$4,538	$6,969	$7,521	$—	$45,173
Non-core- acquired [1]	—	—	—	108	—	—	108

Total	7,459	18,686	4,538	7,077	7,521	—	45,281
Real estate expenses
Core Portfolio	3,120	6,539	1,198	1,608	1,714	—	14,179
Non-core- acquired [1]	—	—	—	10	—	—	10

Total	3,120	6,539	1,198	1,618	1,714	—	14,189
Net Operating Income (NOI)
Core Portfolio	4,339	12,147	3,340	5,361	5,807	—	30,994
Non-core- acquired [1]	—	—	—	98	—	—	98

Total	$4,339	$12,147	$3,340	$5,459	$5,807	$—	$31,092

Core Portfolio NOI GAAP Basis (from above)	$4,339	$12,147	$3,340	$5,361	$5,807	$—	$30,994
Straight-line revenue, net for core properties	2	(403)	(221)	(109)	39	—	(692)
Amortization of lease intangibles for core properties	—	(48)	26	30	59	—	67

Core portfolio NOI, Cash Basis	$4,341	$11,696	$3,145	$5,282	$5,905	$—	$30,369

Reconciliation of NOI to Net Income
Total NOI	$4,339	$12,147	$3,340	$5,459	$5,807	$—	$31,092
Other revenue	—	—	—	—	—	113	113
Non-Disposal Gain	—	—	—	—	—	—	—
Interest expense	(1,064)	—	(1,169)	(36)	(511)	(5,808)	(8,588)
Depreciation and amortization	(1,210)	(4,977)	(1,244)	(1,228)	(1,866)	(12)	(10,537)
General and administrative	—	—	—	—	—	(2,231)	(2,231)
Discontinued Operations [2]	—	—	—	—	—	32,385	32,385

Net Income	$2,065	$7,170	$927	$4,195	$3,430	$24,447	$42,234

[1]	Non-core acquired properties for Q1 2006 and Q1 2005 were Hampton Overlook, Hampton South, Frederick Crossing, the Coleman Building and Albemarle Point.
[2]	Discontinued operations consists of: 7700 Leesburg Pike, Tycon Plaza II, Tycon Plaza III and the Pepsi Distribution Center.

Washington Real Estate Investment Trust

Core Portfolio & Overall Occupancy Levels by Sector

Q1 2006 vs. Q1 2005

GAAP Basis

	Core Portfolio			All Properties
Sector	1st QTR 2006		1st QTR 2005	1st QTR 2006	1st QTR 2005
Multifamily	90.8	%(1)	92.3%	90.8%	92.3%
Office Buildings	91.1%		86.8%	91.1%	86.1%
Medical Office Buildings	98.8%		98.6%	98.8%	98.6%
Retail Centers	99.4%		96.4%	99.5%	96.4%
Industrial / Flex Properties	92.9%		95.0%	93.5%	95.0%

Overall Portfolio	93.2%		91.4%	93.4%	91.1%

(1)	Multifamily occupancy level for Q1 ‘06 is 91.7% without the impact of units off-line for planned renovations at 2 properties, Bethesda Hill and Munson Hill. The overall portfolio is 93.4% without this impact.

Washington Real Estate Investment Trust

Schedule of Properties

March 31, 2006

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	209,000
515 King Street	Alexandria, VA	1992	1966	76,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	58,000
Brandywine Center	Rockville, MD	1993	1969	35,000
6110 Executive Boulevard	Rockville, MD	1995	1971	197,000
1220 19th Street	Washington, DC	1995	1976	102,000
Maryland Trade Center I	Greenbelt, MD	1996	1981	184,000
Maryland Trade Center II	Greenbelt, MD	1996	1984	158,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999[1]	519,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	81,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	90,000

Subtotal				3,005,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	50,000

Subtotal				538,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	50,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	170,000
Shoppes of Foxchase[2]	Alexandria, VA	1994	1960	128,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street[3]	Alexandria, VA	1998/2003	1955/1959	45,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	334,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000

Subtotal				1,767,000

[1]	A 49,000 square foot addition to 7900 Westpark Drive was completed in September 1999.
[2]	Approximately 60,000 square feet of the center is under redevelopment
[3]	South Washington Street includes 718 Jefferson Street, acquired in May 2003 to complete the ownership of the entire block of 800 S. Washington Street. See Development Summary on page 19.

Washington Real Estate Investment Trust

Schedule of Properties (Cont.)

March 31, 2006

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE* SQUARE FEET
Multifamily Buildings * / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	177,000
Roosevelt Towers / 190	Falls Church, VA	1965	1964	168,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	172,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 250	McLean, VA	1996	1982	244,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003 [4]	154,000
Bethesda Hill Apartments / 194	Bethesda, MD	1997	1986	226,000
Avondale / 236	Laurel, MD	1999	1987	170,000

Subtotal (2,095 units)				1,729,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	167,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	83,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
The Earhart Building	Chantilly, VA	1996	1987	93,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	108,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	788,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Sullyfield Center	Chantilly, VA	2001	1985	244,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	325,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	206,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000

Subtotal				3,524,000

TOTAL				10,563,000

*	Multifamily buildings are presented in gross square feet.
[4]	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Washington Real Estate Investment Trust

Commercial Leasing Summary

Three months ended 3/31/06

Three months ended 31-Mar-06
Gross Leasing Square Footage
Office Buildings	219,526
Medical Office Buildings	7,370
Retail Centers	24,417
Industrial Centers	192,826

Total	444,139

Weighted Average Term (yrs)
Office Buildings	4.1
Medical Office Buildings	5.3
Retail Centers	5.0
Industrial Centers	6.0

Total	5.0

	GAAP	CASH
Rental Rate Increases:
Rate on expiring leases
Office Buildings	$25.43	$26.29
Medical Office Buildings	26.84	28.11
Retail Centers	29.04	30.30
Industrial Centers	7.96	8.36

Total	$18.07	$18.76

Rate on new and renewal leases
Office Buildings	$26.15	$24.84
Medical Office Buildings	31.15	29.40
Retail Centers	36.02	34.10
Industrial Centers	9.07	8.41

Total	$19.36	$18.29

Percentage Increase
Office Buildings	2.83%	-5.52%
Medical Office Buildings	16.06%	4.59%
Retail Centers	24.04%	12.54%
Industrial Centers	13.94%	0.60%

Total	7.14%	-2.51%

	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$2,704,374	$12.32
Medical Office Buildings	216,158	29.33
Retail Centers	104,638	4.29
Industrial Centers	932,894	4.84

Total	$3,958,064	$8.91

Washington Real Estate Investment Trust

10 Largest Tenants - Based on Annualized Rent

March 31, 2006

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	50	5.72%	210,354	2.58%
Sunrise Senior Living, Inc.	1	90	3.23%	180,066	2.21%
General Services Administration	8	40	2.54%	279,738	3.44%
Sun Microsystems, Inc.	1	9	2.09%	110,184	1.35%
INOVA Health Care Services	4	53	1.85%	83,631	1.03%
George Washington University	2	28	1.48%	68,286	0.84%
IQ Solutions	1	50	1.26%	58,473	0.72%
Lockheed Corporation	2	35	1.21%	81,315	1.00%
United Communications Group	1	26	1.14%	63,189	0.78%
Westat, Inc.	2	44	1.03%	72,646	0.89%

Total/Weighted Average		46	21.55%	1,207,882	14.84%

Washington Real Estate Investment Trust

Industry Diversification

March 31, 2006

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific and Technical Services	$35,436,917	23.70%	1,705,744	20.94%
Ambulatory Health Care Services	18,577,435	12.43%	683,204	8.39%
Credit Intermediation and Related Activities	14,415,847	9.64%	431,487	5.30%
Executive, Legislative & Other General Government Support	6,869,612	4.59%	395,631	4.86%
Nursing and Residential Care Facilities	5,298,375	3.54%	203,324	2.50%
Food Services and Drinking Places	4,894,023	3.27%	215,609	2.65%
Religious, Grantmaking, Civic, Professional & Similar Org.	4,596,567	3.07%	166,461	2.04%
Food and Beverage Stores	4,029,805	2.70%	257,451	3.16%
Administrative and Support Services	3,785,646	2.53%	258,393	3.17%
Educational Services	3,518,853	2.35%	129,794	1.59%
Furniture and Home Furnishing Stores	2,972,324	1.99%	202,095	2.48%
Miscellaneous Store Retailers	2,949,657	1.97%	231,713	2.85%
Specialty Trade Contractors	2,842,139	1.90%	367,826	4.52%
Computer & Electronic Product Manufacturing	2,767,069	1.85%	235,023	2.89%
Merchant Wholesalers-Durable Goods	2,314,861	1.55%	256,974	3.16%
Clothing & Clothing Accessories Stores	2,289,840	1.53%	147,945	1.82%
Publishing Industries (except Internet)	2,147,421	1.44%	87,026	1.07%
Aerospace Product & Parts Manufacturing	2,094,339	1.40%	98,138	1.21%
Other	27,715,101	18.55%	2,069,608	25.40%

Total	149,515,831	100.00%	8,143,446	100.00%

Washington Real Estate Investment Trust

Lease Expirations

March 31, 2006

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2006	74	311,355	11.37%	$8,573,824	$27.54	11.49%
2007	74	268,847	9.81%	7,057,160	26.25	9.45%
2008	66	304,491	11.11%	7,990,719	26.24	10.70%
2009	86	455,092	16.61%	11,730,842	25.78	15.71%
2010	75	627,811	22.92%	18,747,027	29.86	25.11%
2011 and thereafter	101	771,918	28.18%	20,556,103	26.63	27.54%

	476	2,739,514	100.00%	$74,655,675	$27.25	100.00%

Medical Office:
2006	13	16,526	3.11%	$540,491	$32.71	3.23%
2007	13	31,702	5.96%	1,005,511	31.72	6.00%
2008	25	82,406	15.50%	2,569,153	31.18	15.33%
2009	12	35,033	6.59%	1,118,546	31.93	6.68%
2010	24	117,335	22.08%	3,763,841	32.08	22.46%
2011 and thereafter	47	248,510	46.76%	7,756,746	31.21	46.30%

	134	531,512	100.00%	$16,754,288	$31.52	100.00%

Retail:
2006	28	79,771	4.57%	$1,553,984	$19.48	5.54%
2007	52	157,009	9.00%	3,427,485	21.83	12.21%
2008	31	178,755	10.24%	1,766,178	9.88	6.29%
2009	36	149,803	8.58%	3,127,182	20.88	11.14%
2010	45	282,604	16.19%	4,906,758	17.36	17.48%
2011 and thereafter	85	897,470	51.42%	13,289,224	14.81	47.34%

	277	1,745,412	100.00%	$28,070,811	$16.08	100.00%

Industrial:
2006	44	384,638	12.30%	$3,241,338	$8.43	10.79%
2007	40	387,836	12.40%	3,692,014	9.52	12.29%
2008	52	619,990	19.83%	5,915,289	9.54	19.70%
2009	38	526,663	16.84%	5,060,209	9.61	16.85%
2010	30	248,422	7.95%	2,710,140	10.91	9.02%
2011 and thereafter	50	959,459	30.68%	9,416,066	9.81	31.35%

	254	3,127,008	100.00%	$30,035,056	$9.61	100.00%

Total:
2006	159	792,290	9.73%	$13,909,637	$17.56	9.30%
2007	179	845,394	10.38%	15,182,170	17.96	10.16%
2008	174	1,185,642	14.56%	18,241,339	15.39	12.20%
2009	172	1,166,591	14.33%	21,036,779	18.03	14.07%
2010	174	1,276,172	15.67%	30,127,766	23.61	20.15%
2011 and thereafter	283	2,877,357	35.33%	51,018,139	17.73	34.12%

	1,141	8,143,446	100.00%	$149,515,830	$18.36	100.00%

*	Annualized Rent is as of March 31, 2006 rental revenue (cash basis) multiplied by 12.

Washington Real Estate Investment Trust

2006 Acquisition Summary

as of March 31, 2006

($’s in thousands)

Acquisition Summary	Acquisition Date	Square Feet	Leased Percentage at Acquisition	March 31, 2006 Leased Percentage(1)	Investment (in thousands)
Hampton Overlook Capital Heights, MD	02/14/06	134,770	88%	88%	$10,040
Hampton South Capital Heights, MD	02/14/06	168,300	63%	63%	$13,060

Total					$23,100

(1)	At acquisition and March 31st, the Hampton portfolio was 74% leased. Excluding the recently completed Vacant Phase II building in Hampton South, the portfolio is 93.3% leased.

Washington Real Estate Investment Trust

2005 Development Summary

as of March 31, 2006

($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cash Cost	Cash Cost to Date	Anticipated Construction Completion Date
Development
Rosslyn Towers [1]			$63,600	$23,959[3]
Arlington, VA
(High Rise)	178 units, 1,600 sq ft. retail & 498 parking spaces underground (includes parking for existing office)	0%			2Q 07
(Mid Rise)	46 units, 4,300 sq ft. retail & 225 parking spaces underground	0%			4Q 06
South Washington Street [2]	75 units & 2,600 sq ft. retail	0%	$32,200	$9,049[3]	1Q 07
Alexandria, VA
Dulles Station [4] Phase I	179,995 sq ft office	0%	$51,000[5]	$11,697[3]	4Q 07
Herndon, VA Phase II	360,005 sq ft office		TBD	$16,435[3]	TBD

Total			$146,800	$61,140

Re-development
Foxchase Shopping Center [6]	60,600 sq ft.	97%	$10,000	$4,640	4Q 06

Alexandria, VA

[1]	Rosslyn Towers, formerly known as WRIT Rosslyn Center, is a planned 224 unit multifamily property. 1620 Wilson Boulevard was acquired in conjunction with the overall development plan for Rosslyn Towers.
[2]	718 E. Jefferson Street was acquired to complete our ownership of the entire block of 800 S. Washington Street. The surface parking lot on this block is now in the preliminary stages of development. We refer to this development project as South Washington Street.
[3]	Includes land cost.
[4]	Dulles Station is 5.27 acres acquired in December, 2005.
[5]	Represents total costs associated with Phase I. We will concurrently build a portion of the structured garage, allocated to Phase II, which will cost an additional $5M.
[6]	Redevelopment in connection with a lease executed in September 2004 with Harris Teeter.

WRIT vs. Morgan Stanley REIT Index & NAREIT All Equity Index & Russell 2000

12, 36, and 60 Month Total Returns

March 31, 2006

Source: SNL InteractiveX

Washington Real Estate Investment Trust

Reporting Definitions

March 31, 2006

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA (a non-GAAP measure) is earnings before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization and rent abatement amortization, and adding or subtracting amortization of lease intangibles, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.